CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH  9, 2006                              /S/ JON M. BURNHAM
     ----------------------              ---------------------------------------
                                         Jon M. Burnham, Chief Executive Officer
                                         (principal executive officer)


I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 9, 2006                            /S/ MICHAEL E. BARNA
     ----------------------            -----------------------------------------
                                       Michael E. Barna, Chief Financial Officer
                                       (principal financial officer)